First Eagle High Yield Municipal Completion Fund

Schedule of Investments

July 31, 2026 (unaudited)

Investments	Principal Amount ($)	Value ($)
Municipal Bonds - 106.1%
Arizona 0.6%
Maricopa County Industrial Development Authority,
Bonesta SE LLC Obligated Group, Revenue, Series 2026 A-1, 7.00%, 05/01/2066	100,000	102,941

Arkansas 3.5%
Arkansas Development Finance Authority,
Central Arkansas Radiation Therapy Institute, Inc., Revenue, Series 2021 B, 3.50%, 07/01/2046	155,000	97,072
Providence Christian Ministries, Inc., Revenue, Series 2026 A, 6.75%, 07/01/2061 (a)	500,000	493,072
		590,144
California 7.0%
Golden State Tobacco Securitization Corp.,
Revenue, Refunding, Series 2021 B-2, 0.00%, 06/01/2066 (b)	1,500,000	140,212
Kaweah Delta Health Care District Guild,
Revenue, Series 2015 B, 4.00%, 06/01/2045	455,000	356,621
San Francisco City & County Airport Commission-San Francisco International Airport,
Revenue, Second Series, AMT, Series 2019 E, 5.00%, 05/01/2050 (c)	150,000	150,326
International Airport, Revenue, Second Series, AMT, Series 2025 A, 5.50%, 05/01/2055 (c)	500,000	524,903
		1,172,062
Colorado 2.4%
Foster Farm Business Improvement District,
GO, Series 2025 A, 0.00%, 12/01/2055 (a)(d)	575,000	399,838

Connecticut 2.1%
Stamford Housing Authority,
TJH Senior Living LLC Obligated Group, Revenue, Refunding, Series 2025 A, 6.25%, 10/01/2060	350,000	353,651

Florida 4.8%
Capital Trust Authority,
AcadeMir Charter School Middle & Preparatory Academy Obligated Group, Revenue, Refunding, Series 2024 A, 5.25%, 06/01/2064 (a)	250,000	215,642
KIPP Miami Obligated Group, Revenue, Refunding, Series 2024 A, 6.13%, 06/15/2060 (a)	195,000	197,858
Florida Local Government Finance Commission,
Life Care ET, Inc., Revenue, Series 2025 A, 0.00%, 12/01/2030 (a)(d)	150,000	160,215
Miami-Dade County Industrial Development Authority,
AcadeMir Charter School Middle & Preparatory Academy Obligated Group, Revenue, Series 2022 A, 5.25%, 07/01/2052 (a)	250,000	221,226
		794,941
Georgia 6.5%
Atlanta Development Authority (The),
PRG - CAU Properties LLC, Revenue, Series 2025 A, 6.00%, 07/01/2055 (a)	250,000	254,459
Development Authority of Bainbridge and Decatur County,
Spring Creek Charter Academy, Inc., Revenue, Series 2026, 6.50%, 04/01/2056 (a)	500,000	488,983
Savannah Georgia Convention Center Authority,
Revenue, Series 2025 B, 6.00%, 06/01/2050 (a)	350,000	343,789
		1,087,231
Illinois 9.7%
Chicago Board of Education,
GO, Refunding, Series 2017 A, 7.00%, 12/01/2046 (a)	500,000	509,111
City of Galesburg,
Knox College/Illinois, Revenue, Refunding, Series 2021 A, 4.00%, 10/01/2046	700,000	524,873
Illinois Finance Authority,
Plymouth Place Obligated Group, Revenue, Series 2022 A, 6.75%, 05/15/2058	140,000	146,947

See Notes to Schedule of Investments.	(Continued)

First Eagle High Yield Municipal Completion Fund

Schedule of Investments

July 31, 2026 (unaudited)

Investments	Principal Amount ($)	Value ($)
Illinois
Schaumburg Cook & DuPage Counties,
Tax Allocation, Series 2025, 6.13%, 12/30/2038 (a)	440,000	440,161
		1,621,092
Indiana 2.0%
Indiana Finance Authority,
Global Preparatory Academy, Inc. Obligated Group, Revenue, Series 2025 A, 6.38%, 10/15/2060 (a)	250,000	246,892
Lutheran University Association, Inc. (The), Revenue, Series 2014, 5.00%, 10/01/2039	15,000	13,121
Lutheran University Association, Inc. (The), Revenue, Refunding, Series 2017, 3.25%, 10/01/2033	10,000	8,232
Lutheran University Association, Inc. (The), Revenue, Refunding, Series 2017, 5.00%, 10/01/2036	10,000	9,135
Lutheran University Association, Inc. (The), Revenue, Refunding, Series 2017, 3.50%, 10/01/2037	20,000	15,357
Lutheran University Association, Inc. (The), Revenue, Refunding, Series 2017, 5.00%, 10/01/2038	40,000	35,599
		328,336
Kansas 0.4%
City of Wichita,
Presbyterian Manors Obligated Group, Revenue, Refunding, Series 2019 III, 5.00%, 05/15/2050	80,000	68,314

Massachusetts 4.3%
Massachusetts Development Finance Agency,
Care Communities LLC Obligated Group, Revenue, Series 2025 A-1, 6.50%, 07/15/2060 (a)	500,000	507,616
Dana-Farber Cancer Institute Obligated Group, Revenue, Refunding, Series 2026 Q, 5.50%, 12/01/2056 (c)	200,000	210,234
		717,850
Missouri 2.9%
Citizens Memorial Hospital District,
Revenue, Series 2024 D, 6.75%, 02/01/2053	75,000	73,365
County of Boone,
Boone County Hospital, Revenue, Refunding, Series 2016, 4.00%, 08/01/2038	430,000	318,160
Health & Educational Facilities Authority of the State of Missouri,
Bsds, Inc., Revenue, Series 2026, 6.50%, 06/01/2056 (a)	100,000	97,639
		489,164
Montana 2.4%
Montana Facility Finance Authority,
Montana Children’s Home and Hospital, Revenue, Series 2020 A, 4.00%, 07/01/2050	215,000	149,038
St John’s Lutheran Ministries, Inc. Obligated Group, Revenue, Refunding, Series 2026 A, 6.13%, 11/15/2061	250,000	250,362
		399,400
New Hampshire 1.5%
New Hampshire Business Finance Authority,
Blue Sky Lockhart LP, Revenue, Series 2026, 0.00%, 12/15/2036 (b)	250,000	117,232
Moonlight Bend Municipal Utility District, Revenue, Series 2025, 0.00%, 12/01/2035 (a)(b)	250,000	131,024
		248,256
New Jersey 2.0%
New Jersey Educational Facilities Authority,
Rider University A New Jersey Non-Profit Corp., Revenue, Series 2017 F, 3.50%, 07/01/2031	25,000	22,091
Rider University A New Jersey Non-Profit Corp., Revenue, Series 2017 F, 3.75%, 07/01/2037	20,000	15,628
New Jersey Transportation Trust Fund Authority,
State of New Jersey, Revenue, Series 2025 AA, 5.00%, 06/15/2055 (c)	300,000	303,475
		341,194

See Notes to Schedule of Investments.	(Continued)

First Eagle High Yield Municipal Completion Fund

Schedule of Investments

July 31, 2026 (unaudited)

Investments	Principal Amount ($)	Value ($)
New York 10.0%
Buffalo & Erie County Industrial Land Development Corp.,
D’Youville University, Revenue, Series 2026 A, 6.75%, 05/01/2036	200,000	206,776
Jefferson County Civic Facility Development Corp.,
Samaritan Medical Center Obligated Group, Revenue, Refunding, Series 2017 A, 4.00%, 11/01/2047	50,000	37,051
New York City Transitional Finance Authority Future Tax Secured,
Transitional Finance Authority Future Tax Secured, Revenue, Series 2016 E-4, 3.05%, 08/03/2026 (e)(f)	295,000	295,000
New York Counties Tobacco Trust IV,
Revenue, Series 2005 A, 5.00%, 06/01/2045	915,000	665,536
Onondaga Civic Development Corp.,
Crouse Health Hospital, Inc. Obligated Group, Revenue, Refunding, Series 2024 A, 5.13%, 08/01/2044	500,000	462,855
Westchester County Healthcare Corp.,
Westchester County Health Care Corp. Obligated Group, Revenue, Senior Lien, Series 2010 B, 6.13%, 11/01/2037	10,000	10,003
		1,677,221
Ohio 8.6%
Buckeye Tobacco Settlement Financing Authority,
Revenue, Senior Lien, Refunding, Series 2020 B-3, Class 2, 0.00%, 06/01/2057 (b)	1,000,000	66,471
County of Lucas,
Genacross Lutheran Services Obligated Group, Revenue, Refunding, Series 2025, 6.75%, 11/01/2030 (e)(g)	100,000	99,371
County of Washington,
Marietta Area Health Care, Inc. Obligated Group, Revenue, Refunding, Series 2022, 6.75%, 12/01/2052	175,000	180,529
Ohio Housing Finance Agency,
Green Oaks of Canal Winchester LLC, Revenue, Series 2025 A, 6.30%, 01/01/2045	300,000	306,778
Green Oaks of Holland LLC, Revenue, Series 2025 A, 6.30%, 01/01/2045	300,000	306,778
Southeastern Ohio Port Authority,
Marietta Area Health Care, Inc. Obligated Group, Revenue, Refunding, Series 2015, 5.50%, 12/01/2043	500,000	472,434
		1,432,361
Oregon 3.0%
Oregon State Facilities Authority,
ISF Magnolia Gardens LLC Obligated Group, Revenue, Refunding, Series 2025 A-2, 7.25%, 03/01/2060 (a)	460,000	493,963

Pennsylvania 4.4%
Berks County Industrial Development Authority,
Tower Health Obligated Group, Revenue, Refunding, Series 2017, 3.75%, 11/01/2042	20,000	12,610
Tower Health Obligated Group, Revenue, Refunding, Series 2017, 4.00%, 11/01/2047	50,000	31,545
Berks County Municipal Authority (The),
The Reading Hospital and Medical Center Project, Revenue, Series 2012 A, 5.00%, 11/01/2044	15,000	11,401
Tower Health Obligated Group, Revenue, Series 2024 B-1, 0.00%, 06/30/2044 (d)	825,000	625,422
Crawford County Industrial Development Authority,
Allegheny College, Revenue, Refunding, Series 2018 A, 4.00%, 11/01/2048	25,000	17,447
Westmoreland County Industrial Development Authority,
Redstone Presbyterian Seniorcare Obligated Group, Revenue, Refunding, Series 2021, 4.00%, 05/15/2047	60,000	46,260
		744,685

See Notes to Schedule of Investments.	(Continued)

First Eagle High Yield Municipal Completion Fund

Schedule of Investments

July 31, 2026 (unaudited)

Investments	Principal Amount ($)	Value ($)
Rhode Island 0.8%
Rhode Island Health and Educational Building Corp.,
Chartercare Health of Rhode Island Obligated Group, Revenue, Series 2026 A, 8.50%, 10/01/2056	120,000	131,481

South Carolina 3.5%
South Carolina Jobs-Economic Development Authority,
Connexion Communities Obligated Group, Revenue, Series 2025 A1, 6.75%, 10/15/2060 (a)	430,000	439,560
Libertas Academy Woodruff, Revenue, Series 2025 A, 7.25%, 08/15/2065 (a)	150,000	154,344
		593,904
South Dakota 1.5%
Flandreau Santee Sioux Tribe of South Dakota,
Series 2026, 7.13%, 09/15/2045 (a)	250,000	243,130

Tennessee 0.2%
Shelby County Health Educational & Housing Facilities Board,
Trezevant Episcopal Home Obligated Group, Revenue, Refunding, Series 2013 A, 5.38%, 09/01/2041	30,000	26,600

Texas 11.3%
City of Celina,
Legacy Celina Public Improvement District, Special Assessment, Series 2025, 6.13%, 09/01/2055	635,000	627,371
Hunt Memorial Hospital District Charitable Health,
GO, Refunding, Series 2020, 3.00%, 02/15/2040	65,000	50,280
New Hope Cultural Education Facilities Finance Corp.,
Sanctuary LTC LLC, Revenue, Series 2021 A-1, 5.50%, 01/01/2057	500,000	467,562
SLF CHP LLC, Revenue, Series 2025 A, 6.50%, 07/01/2056 (a)	450,000	466,163
Nolan County Hospital District,
GO, Series 2014, 4.00%, 08/15/2037	220,000	177,784
Olney Hamilton Hospital District,
GO, Series 2026, 6.63%, 09/15/2056 (a)	100,000	97,190
		1,886,350
Vermont 0.1%
East Central Vermont Telecommunications District,
Revenue, Series 2016 A, 5.00%, 12/01/2035 (a)	5,000	4,841
Revenue, Refunding, Series 2017 A, 6.13%, 12/01/2040 (a)	20,000	20,004
		24,845
Washington 0.7%
Washington Higher Education Facilities Authority,
Pacific Lutheran University, Revenue, Series 2014, 4.63%, 11/01/2041	115,000	82,189
Pacific Lutheran University, Revenue, Series 2014, 5.25%, 11/01/2044	50,000	38,133
		120,322
West Virginia 0.6%
West Virginia Hospital Finance Authority,
Cabell Huntington Hospital Obligated Group, Revenue, Refunding, Series 2018 A, 4.13%, 01/01/2047	135,000	108,268

Wisconsin 9.3%
Public Finance Authority,
Douglas County Sanitary & Improvement District No. 637, Special Assessment, Series 2025 D, 7.00%, 03/17/2031 (a)	100,000	99,260
Forgewell Collective LLC Obligated Group, Revenue, Series 2026 A, 9.00%, 07/01/2040	150,000	155,224
Millville Public Charter School, Revenue, Refunding, Series 2026 A, 6.25%, 03/01/2061 (a)	25,000	23,603
Peapack Senior Living, Inc. Obligated Group, Revenue, Series 2026, 7.00%, 06/01/2061 (a)(h)	365,000	360,524

See Notes to Schedule of Investments.	(Continued)

First Eagle High Yield Municipal Completion Fund

Schedule of Investments

July 31, 2026 (unaudited)

Investments	Principal Amount ($)	Value ($)
Wisconsin
Sarpy County Sanitary & Improvement District No. 376, Special Assessment, Series 2024 A, 7.00%, 09/16/2030 (a)	500,000	496,568
Sarpy County Sanitary & Improvement District No. 376, Special Assessment, Series 2026 B, 7.00%, 03/17/2031 (a)	211,952	210,464
Wisconsin Health & Educational Facilities Authority,
Revenue, Series 2026, 6.50%, 11/01/2036 (a)	200,000	203,587
		1,549,230
Total Municipal Bonds (Cost $17,563,451)		17,746,774

Investments	Shares	Value ($)
Short-Term Investments - 0.2%
Investment Companies - 0.2%
JPMorgan U.S. Government Money Market Fund 3.63% (i)
(Cost $38,206)	38,206	38,206
Total Investments - 106.3% (Cost $17,601,657)		17,784,980
Floating Rate Note Obligations - (5.5%)(j)		(920,000)
Liabilities in excess of other assets - (0.8%)		(135,101)
Net Assets - 100.0%		16,729,879

(a)	Securities exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. Total value of all such securities at July 31, 2026 amounted to $8,020,726, which represents approximately 47.94% of net assets of the Fund.
(b)	Zero Coupon Security. Debt security that pays no cash income but is sold at a substantial discount from its value at maturity.
(c)	All or a portion of the principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB residuals and cash. The TOB trust is a non-recourse trust.
(d)	Zero coupon bond until next reset date.
(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on July 31, 2026.
(f)	Variable rate demand notes (“VRDNs”) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of July 31, 2026.
(h)	When-issued security.
(i)	Represents 7-day effective yield as of July 31, 2026.
(j)	Face value of Floating Rate Notes issued in TOB transactions.

Abbreviations
AMT	Alternative Minimum Tax
GO	General Obligation

See Notes to Schedule of Investments.	(Continued)

First Eagle High Yield Municipal Completion Fund

Schedule of Investments

July 31, 2026 (unaudited)

Percent of Net
Industry Diversification for Portfolio Holdings	Assets
Hospital	19.8%
Assisted Living	15.1
Charter School	9.8
Continuing Care Retirement Community	9.7
Special Assessment Financing	8.6
Higher Education	5.9
Tobacco Master Settlement Agreement	5.2
Airport	4.0
School District	3.0
Private/Religious School	2.9
Nursing Home	2.8
Tax Increment Financing	2.6
General Obligation District (Other)	2.4
Economic/Industrial Development	2.1
General Obligation Hospital/Health District	1.9
Appropriation	1.8
Income Tax	1.8
General Revenue Tax-Guaranteed	1.5
Other	1.5
Student Housing	1.5
Not-For-Profit Cultural Organization	1.2
Miscellaneous	0.9
Telecom	0.1
Short-Term Investments	0.2
Total Investments	106.3%

See Notes to Schedule of Investments.	(Continued)

Notes to Schedule of Investments (unaudited)

Note 1 — Organization

First Eagle High Yield Municipal Completion Fund (the “Fund”) is a newly-organized, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that continuously offers its shares of beneficial interest. The Fund is a series of First Eagle Completion Fund Trust (the “Trust”) which was organized as a Delaware statutory trust on March 10, 2025, pursuant to a Declaration of Trust governed by the laws of the State of Delaware.

The Fund’s primary investment objective is to provide high current income exempt from regular federal income taxes; capital appreciation is a secondary objective when consistent with the Fund’s primary objective. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax. Such municipal bonds may include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories that pay interest that is exempt from regular federal personal income tax and may include all types of municipal bonds. The Fund may invest without limit in securities that generate income taxable to those shareholders subject to the federal alternative minimum tax.

The Fund currently offers one class of shares.

First Eagle Investment Management, LLC (the “Adviser”) is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”). A controlling interest in First Eagle Holdings is owned by funds managed by Genstar Capital, LLC. On August 26, 2026, First Eagle Holdings announced a definitive agreement under which Victory Capital Holdings, Inc. (“Victory Capital”) will acquire First Eagle Holdings. The transaction will result in the Adviser becoming a wholly owned indirect subsidiary of Victory Capital. As a result of the transaction, Genstar will become a strategic shareholder of Victory Capital. The transaction is expected to be completed in the first quarter of 2027, subject to customary closing conditions, including obtaining necessary fund and client consents and customary regulatory approvals. The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund's investment objectives or policies.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a)	Investment Valuation — The Fund’s net asset value (“NAV”) per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Fund computes its NAV per share as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading.

The Fund’s securities are valued by various methods, as described below:

A portfolio security (including an option or warrant), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of trading on the NYSE (normally 4:00 PM EST), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable instruments and the various relationships between instruments in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique features of the instrument in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models, and assumptions for its evaluated prices.

Inverse Floaters are evaluated using a third party model that takes into account the evaluated price of the underlying bond, leverage factors, gain share and floating rate levels.

Investment companies, including money market funds, are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued as described below. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities;

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.);

Level 3 — Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

Fair valuation of securities, other financial instruments or other assets (collectively, “securities”) held by the Fund is determined in good faith by the Adviser as “valuation designee” under the oversight of the Trust’s Board of Trustees (the “Board”). The Board Valuation, Liquidity and Allocations Committee (the “Committee”) oversees the execution of the valuation procedures for the Fund. In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser the “valuation designee” to perform the Fund’s fair value determinations. The Adviser’s fair valuation process is subject to Board oversight and certain reporting and other requirements.

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2026:

Description†	Level 1	Level 2	Level 3‡	Total
Assets:
Municipal Bonds	$—	17,746,774	$—	$17,746,774
Short-Term Investments	38,206	—	—	38,206
Total	$38,206	$17,746,774	$—	$17,784,980

†	See Schedule of Investments for additional detailed categorizations.

‡	Value determined using significant unobservable inputs.

The Fund holds liability in floating rate obligations, which are not reflected in the table above. The fair value of the Fund’s liability for floating rate obligations approximate its liquidation value. Floating rate obligations are generally classified as Level 2 and further described in these Notes to Financial Statements.

b)	Derivative Transactions — Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions (as defined below). Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board. Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). As of the date hereof, the Fund relies on the Limited Derivatives User Exception.

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and nonrecourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and nonstandard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

c)	Tender Option Bonds — Inverse floating rate interests (“Inverse Floaters”) are issued in connection with municipal tender option bond (“TOB”) financing transactions (secured borrowing) to generate leverage for the Fund. Such instruments are created by a special purpose trust (a “TOB Trust”) that holds long-term fixed rate bonds sold to it by the Fund (the underlying security), and issues two classes of beneficial interests: short-term floating rate interests (“Floaters”), which are sold to other investors, and Inverse Floaters, which are purchased by the Fund. The Fund also may purchase Floaters issued by a TOB Trust. The Floaters have first priority on the cash flow from the underlying security held by the TOB Trust, have a tender option feature that allows holders to tender the Floaters back to the TOB Trust for their par amount and accrued interest at specified intervals and bear interest at prevailing short-term interest rates. Tendered Floaters are remarketed for sale to other investors for their par amount and accrued interest by a remarketing agent to the TOB Trust and are ultimately supported by a liquidity facility provided by a bank, upon which the TOB Trust can draw funds to pay such amount to holders of Tendered Floaters that cannot be remarketed. The Fund, as holder of the Inverse Floaters, is paid the residual cash flow from the underlying security. Accordingly, the Inverse Floaters provide the Fund with leveraged exposure to the underlying security. When short-term interest rates rise or fall, the interest payable on the Floaters issued by a TOB Trust will, respectively, rise or fall, leaving less or more, respectively, residual interest cash flow from the underlying security available for payment on the Inverse Floaters. Thus, as short-term interest rates rise, Inverse Floaters produce less income for the Fund, and as short-term interest rates decline, Inverse Floaters produce more income for the Fund. The price of Inverse Floaters is expected to decline when interest rates rise and increase when interest rates decline, in either case generally more so than the price of a bond with a similar maturity, because of the effect of leverage. As a result, the price of Inverse Floaters is typically more volatile than the price of bonds with similar maturities, especially if the relevant TOB Trust is structured to provide the holder of the Inverse Floaters relatively greater leveraged exposure to the underlying security (e.g., if the par amount of the Floaters, as a percentage of the par amount of the underlying security, is relatively greater). Upon the occurrence of certain adverse events (including a credit ratings downgrade of the underlying security or a substantial decrease in the market value of the underlying security), a TOB Trust may be collapsed by the remarketing agent or liquidity provider and the underlying security liquidated, and the Fund could lose the entire amount of its investment in the Inverse Floater and may, in some cases, be contractually required to pay the shortfall, if any, between the liquidation value of the underlying security and the principal amount of the Floaters. Consequently, in a rising interest rate environment, the Fund’s investments in Inverse Floaters could negatively impact the Fund’s performance and yield, especially when those Inverse Floaters provide the Fund with relatively greater leveraged exposure to the underlying securities held by the relevant TOB Trusts.

The Fund may invest in Inverse Floaters on a non-recourse or recourse basis. If the Fund invests in an Inverse Floater on a recourse basis, the Fund will be required to reimburse the liquidity provider of a TOB Trust for any shortfall between the liquidation value of the underlying security and the principal amount of the Floaters in the event the Floaters cannot be successfully remarketed and the Fund could suffer losses in excess of the amount of its investment in the Inverse Floater.

The Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “All or a portion of the principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB residuals and cash” with the Fund recognizing as liabilities, labeled “Payable for Floating Rate Note Obligation” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Accrued interest and dividends receivable” and “Interest expense and fees payable” on the Statement of Assets and Liabilities, respectively.

As of July 31, 2026, the aggregate value of Floaters issued by the Fund’s TOB Trusts was as follows:

	Floating Rate Obligations	Interest Rate
First Eagle High Yield Municipal Completion Fund	$920,000	2.95%-3.15%

For the period ended July 31, 2026, the average amount of Floaters outstanding and the average annual interest rates and fees related to Inverse Floaters, were as follows:

	Average Floating Rate Obligations Outstanding	Average Annual Interest Rate and Fees
First Eagle High Yield Municipal Completion Fund	$803,663	2.78%